UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, Virginia	20190
(Address of principle executive offices)	(Zip Code)

(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01.	Other Events.

On March 4, 2025, VeriSign, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and U.S. Bancorp Investments, Inc., with respect to a registered offering (the “Offering”) of $500 million aggregate principal amount of the Company’s 5.250% Senior Notes due 2032 (the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-285483) of the Company (the “Registration Statement”), and the prospectus supplement dated March 4, 2025 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 6, 2025. The Offering is expected to close on March 11, 2025. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company expects that the net proceeds from the Offering will be approximately $493.3 million, after deducting the underwriters’ discounts and the estimated expenses of the Offering. The Company intends to use the net proceeds from the Offering, together with cash on hand, to repay its $500 million aggregate principal amount of 5.250% Senior Notes due 2025 upon their maturity on April 1, 2025.

The Notes will be issued pursuant to the Indenture (the “Base Indenture”), dated as of June 8, 2021, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (the “Supplemental Indenture”), to be dated as of March 11, 2025, between the Company and the Trustee. The Notes will be represented by a global security, a form of which is included as an exhibit to the Supplemental Indenture. A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated as of June 8, 2021. The form of Supplemental Indenture and the form of global note are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated March 4, 2025, by and among VeriSign, Inc. and J.P. Morgan Securities, LLC, BofA Securities, Inc. and U.S. Bancorp Investments, Inc.
Exhibit 4.1	Form of Second Supplemental Indenture, to be dated March 11, 2025, between VeriSign, Inc. and U.S. Bank Trust Company, National Association, as trustee
Exhibit 4.2	Form of Global Note representing the 5.250% Senior Notes due 2032 (included in Exhibit 4.1)
Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering
Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary

Dated: March 11, 2025